Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Gannett Co, Inc. (CUSIP 364725AY7)


Date Purchased:			09/26/13


Price Per Share:		98.724 USD


Shares Purchased
by the Portfolio *:		771,000


Total Principal Purchased
by the Portfolio *:		761,162 USD


Commission or Spread:		1.494%


Broker:				JPMorgan Securities LLC


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock High Yield Portfolio


Security:			IAC/InterActiveCorp (CUSIP 44919PAD4)


Date Purchased:			11/12/13


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		824,000


Total Principal Purchased
by the Portfolio *:		824,000 USD


Commission or Spread:		1.125%


Broker:				JPMorgan Securities, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Huntsman International LLC (CUSIP 978BCRII4)


Date Purchased:			12/11/13


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		362,000


Total Principal Purchased
by the Portfolio *:		362,000 USD


Commission or Spread:		1.000%


Broker:				Citigroup Global Markets, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Salix Pharmaceuticals, Ltd. (CUSIP 795435AF3)


Date Purchased:			12/12/13


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		355,000


Total Principal Purchased
by the Portfolio *:		355,000 USD


Commission or Spread:		2.250%


Broker:				Jefferies & Company, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Alpha Natural Resources, Inc. (CUSIP 02076XAF9)


Date Purchased:			12/13/13


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		520,000


Total Principal Purchased
by the Portfolio *:		520,000 USD


Commission or Spread:		2.600%


Broker:				Barclays Capital, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust BlackRock High Yield Portfolio
Securities Purchases during an Underwriting involving
PNC Capital Markets LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			BlackRock High Yield Portfolio


Security:			Gannett Co, Inc. (CUSIP 364725AZ4)


Date Purchased:			09/26/13


Price Per Share:		99.086 USD


Shares Purchased
by the Portfolio *:		718,000


Total Principal Purchased
by the Portfolio *:		711,437 USD


Commission or Spread:		1.494%


Broker:				JPMorgan Securities, Inc.


Member:				PNC Capital Markets LLC


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Envision Healthcare Holdings I (CUSIP 29413U103)


Date Purchased:			08/14/13


Price Per Share:		23.00 USD


Shares Purchased
by the Portfolio *:		105,872


Total Principal Purchased
by the Portfolio *:		2,435,056 USD


Commission or Spread:		1.265%


Broker:				Barclays Capital, Inc.


Member:				Goldman Sachs & Co.


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			Frank's International NV (CUSIP N33462107)


Date Purchased:			08/09/13


Price Per Share:		22.00 USD


Shares Purchased
by the Portfolio *:		31,743


Total Principal Purchased
by the Portfolio *:		698,346 USD


Commission or Spread:		1.265%


Broker:				Barclays Capital, Inc.


Member:				Goldman Sachs & Co.


Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio
Securities Purchases during an Underwriting involving
Goldman Sachs & Co. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			Goldman Sachs Mid Cap Value Portfolio


Security:			ING US, Inc. (CUSIP 45685E106)


Date Purchased:			10/24/13


Price Per Share:		29.50 USD


Shares Purchased
by the Portfolio *:		33,501


Total Principal Purchased
by the Portfolio *:		988,280 USD


Commission or Spread:		0.885%


Broker:				Morgan Stanley & CO., Inc.


Member:				Goldman Sachs & Co.


Met Investors Series Trust JPMorgan Core Bond Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Core Bond Fund


Security:			Oracle Corp. (CUSIP 68389XAQ8)


Date Purchased:			07/09/13


Price Per Share:		99.652 USD


Shares Purchased
by the Portfolio *:		455,000


Total Principal Purchased
by the Portfolio *:		453,417 USD


Commission or Spread:		0.300%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Core Bond Fund


Security:			Nucor Corp. (CUSIP 670346AM7)


Date Purchased:			07/24/13


Price Per Share:		99.926 USD


Shares Purchased
by the Portfolio *:		449,000


Total Principal Purchased
by the Portfolio *:		448,668 USD


Commission or Spread:		0.650%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Core Bond Fund


Security:			WellPoint, Inc. (CUSIP 94973VBE6)


Date Purchased:			07/30/13


Price Per Share:		99.579 USD


Shares Purchased
by the Portfolio *:		751,000


Total Principal Purchased
by the Portfolio *:		747,838 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Core Bond Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Core Bond Fund


Security:			America Airlines 2013-2 (CUSIP 02377UAA2)


Date Purchased:			07/24/13


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		1,291,000


Total Principal Purchased
by the Portfolio *:		1,291,000 USD


Commission or Spread:		1.000%


Broker:				Morgan Stanley & CO., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Small Cap Value Fund


Security:			Agios Pharmaceuticals, Inc. (CUSIP 00847X104)


Date Purchased:			07/24/13


Price Per Share:		18.00 USD


Shares Purchased
by the Portfolio *:		4,200


Total Principal Purchased
by the Portfolio *:		75,600 USD


Commission or Spread:		1.260%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Small Cap Value Fund


Security:			The Container Store Group, Inc. (CUSIP 210751103)


Date Purchased:			11/01/13


Price Per Share:		18.00 USD


Shares Purchased
by the Portfolio *:		8,100


Total Principal Purchased
by the Portfolio *:		145,800 USD


Commission or Spread:		1.215%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Small Cap Value Fund


Security:			Vince Holdings Corp. (CUSIP 92719W108)


Date Purchased:			11/22/13


Price Per Share:		20.00 USD


Shares Purchased
by the Portfolio *:		8,800


Total Principal Purchased
by the Portfolio *:		176,000 USD


Commission or Spread:		$1.400


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Small Cap Value Fund


Security:			Re/Max Holdings, Inc. (CUSIP 75524W108)


Date Purchased:			10/01/13


Price Per Share:		22.00 USD


Shares Purchased
by the Portfolio *:		44,700


Total Principal Purchased
by the Portfolio *:		983,400 USD


Commission or Spread:		$1.485


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Small Cap Value Fund


Security:			Chegg, Inc. (CUSIP 163092109)


Date Purchased:			11/13/13


Price Per Share:		12.50 USD


Shares Purchased
by the Portfolio *:		38,800


Total Principal Purchased
by the Portfolio *:		485,000 USD


Commission or Spread:		$0.845


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Small Cap Value Fund


Security:			Burlington Stores, Inc. (CUSIP 122017106)


Date Purchased:			10/01/13


Price Per Share:		17.00 USD


Shares Purchased
by the Portfolio *:		26,800


Total Principal Purchased
by the Portfolio *:		455,600 USD


Commission or Spread:		$1.190


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Small Cap Value Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Small Cap Value Fund


Security:			WCI Communities, Inc. (CUSIP 92923C807)


Date Purchased:			07/25/13


Price Per Share:		15.00 USD


Shares Purchased
by the Portfolio *:		12,900


Total Principal Purchased
by the Portfolio *:		193,500 USD


Commission or Spread:		1.013%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Enbridge, Inc. (CUSIP 29250NAF2)


Date Purchased:			09/25/13


Price Per Share:		99.001 USD


Shares Purchased
by the Portfolio *:		190,000


Total Principal Purchased
by the Portfolio *:		188,102 USD


Commission or Spread:		0.650%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			General Motors Company (CUSIP 37045VAC4)


Date Purchased:			09/24/13


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		80,000


Total Principal Purchased
by the Portfolio *:		80,000 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Home Depot, Inc. (CUSIP 437076BD3)


Date Purchased:			09/03/13


Price Per Share:		98.506 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		98,506 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Home Depot, Inc. (CUSIP 437076BB7)


Date Purchased:			09/03/13


Price Per Share:		99.859 USD


Shares Purchased
by the Portfolio *:		496,000


Total Principal Purchased
by the Portfolio *:		495,301 USD


Commission or Spread:		0.350%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Liberty Property LP (CUSIP 53117CAQ5)


Date Purchased:			09/24/13


Price Per Share:		99.699 USD


Shares Purchased
by the Portfolio *:		55,000


Total Principal Purchased
by the Portfolio *:		54,834 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			MidAmerican Energy Co. (CUSIP 595620AK1)


Date Purchased:			09/12/13


Price Per Share:		99.67 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		299,010 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Bank Of Montreal (CUSIP 06367VHL2)


Date Purchased:			09/25/13


Price Per Share:		99.972 USD


Shares Purchased
by the Portfolio *:		110,000


Total Principal Purchased
by the Portfolio *:		109,969 USD


Commission or Spread:		0.350%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Oneok Partners LP (CUSIP 68268NAM5)


Date Purchased:			09/09/13


Price Per Share:		99.567 USD


Shares Purchased
by the Portfolio *:		85,000


Total Principal Purchased
by the Portfolio *:		84,632 USD


Commission or Spread:		0.880%


Broker:				RBS Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Rogers Communications, Inc. (CUSIP 775109AY7)


Date Purchased:			09/25/13


Price Per Share:		99.813 USD


Shares Purchased
by the Portfolio *:		213,000


Total Principal Purchased
by the Portfolio *:		212,602 USD


Commission or Spread:		0.650%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Spectra Energy Partners (CUSIP 84756NAC3)


Date Purchased:			09/16/13


Price Per Share:		99.829 USD


Shares Purchased
by the Portfolio *:		120,000


Total Principal Purchased
by the Portfolio *:		119,795 USD


Commission or Spread:		0.600%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Spectra Energy Partners (CUSIP 84756NAC3)


Date Purchased:			09/16/13


Price Per Share:		99.829 USD


Shares Purchased
by the Portfolio *:		20,000


Total Principal Purchased
by the Portfolio *:		19,966 USD


Commission or Spread:		0.880%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			UDR, Inc. (CUSIP 90265EAH3)


Date Purchased:			09/19/13


Price Per Share:		99.981 USD


Shares Purchased
by the Portfolio *:		140,000


Total Principal Purchased
by the Portfolio *:		139,973 USD


Commission or Spread:		0.600%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Southern California Edison (CUSIP 842400FY4)


Date Purchased:			09/25/13


Price Per Share:		99.824 USD


Shares Purchased
by the Portfolio *:		239,000


Total Principal Purchased
by the Portfolio *:		238,579 USD


Commission or Spread:		0.650%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Verizon Communications, Inc. (CUSIP 92343VBN3)


Date Purchased:			09/11/13


Price Per Share:		99.923 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,846 USD


Commission or Spread:		0.300%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Verizon Communications, Inc. (CUSIP 92343VBQ6)


Date Purchased:			09/11/13


Price Per Share:		99.87 USD


Shares Purchased
by the Portfolio *:		361,000


Total Principal Purchased
by the Portfolio *:		360,531 USD


Commission or Spread:		0.400%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Verizon Communications, Inc. (CUSIP 92343VBS2)


Date Purchased:			09/11/13


Price Per Share:		99.90 USD


Shares Purchased
by the Portfolio *:		423,000


Total Principal Purchased
by the Portfolio *:		422,577 USD


Commission or Spread:		0.750%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Wal-Mart Stores, Inc. (CUSIP 931142DJ9)


Date Purchased:			09/25/13


Price Per Share:		99.81 USD


Shares Purchased
by the Portfolio *:		125,000


Total Principal Purchased
by the Portfolio *:		124,763 USD


Commission or Spread:		0.350%


Broker:				RBS Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			BHP Billiton Finance (USA) Limited (CUSIP 055451AT5)


Date Purchased:			09/25/13


Price Per Share:		99.854 USD


Shares Purchased
by the Portfolio *:		137,000


Total Principal Purchased
by the Portfolio *:		136,800 USD


Commission or Spread:		0.350%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			BHP Billiton Finance (USA) Limited (CUSIP 055451AV0)


Date Purchased:			09/25/13


Price Per Share:		99.985 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,985 USD


Commission or Spread:		0.880%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Reynolds American, Inc. (CUSIP 761713AZ9)


Date Purchased:			09/12/13


Price Per Share:		99.553 USD


Shares Purchased
by the Portfolio *:		105,000


Total Principal Purchased
by the Portfolio *:		104,531 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Toronto-Dominion Bank (CUSIP 89114QAM0)


Date Purchased:			09/05/13


Price Per Share:		99.819 USD


Shares Purchased
by the Portfolio *:		255,000


Total Principal Purchased
by the Portfolio *:		254,539 USD


Commission or Spread:		0.350%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Ventas Realty LP (CUSIP 92277GAB3)


Date Purchased:			09/23/13


Price Per Share:		99.628 USD


Shares Purchased
by the Portfolio *:		45,000


Total Principal Purchased
by the Portfolio *:		44,833 USD


Commission or Spread:		0.880%


Broker:				Goldman Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Southern California Edison (CUSIP 842400FZ1)


Date Purchased:			09/25/13


Price Per Share:		99.312 USD


Shares Purchased
by the Portfolio *:		110,000


Total Principal Purchased
by the Portfolio *:		109,243 USD


Commission or Spread:		0.880%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			BP Capital Markets PLC (CUSIP 05565QCG1)


Date Purchased:			09/23/13


Price Per Share:		100.00 USD


Shares Purchased
by the Portfolio *:		650,000


Total Principal Purchased
by the Portfolio *:		650,000 USD


Commission or Spread:		0.170%


Broker:				BNP Paribas Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Ameriprise Financial, Inc. (CUSIP 03076CAF3)


Date Purchased:			09/03/13


Price Per Share:		99.518 USD


Shares Purchased
by the Portfolio *:		600,000


Total Principal Purchased
by the Portfolio *:		597,108 USD


Commission or Spread:		0.650%


Broker:				Credit Suisse Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Mylan, Inc. (CUSIP 628530BC0)


Date Purchased:			11/19/13


Price Per Share:		99.382 USD


Shares Purchased
by the Portfolio *:		350,000


Total Principal Purchased
by the Portfolio *:		347,837 USD


Commission or Spread:		0.880%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Five Corners Funding Trust (CUSIP 33829TAA4)


Date Purchased:			11/18/13


Price Per Share:		100 USD


Shares Purchased
by the Portfolio *:		120,000


Total Principal Purchased
by the Portfolio *:		120,000 USD


Commission or Spread:		0.530%


Broker:				Credit Suisse Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			American Honda Finance (CUSIP 02665WAB7)


Date Purchased:			10/03/13


Price Per Share:		99.652 USD


Shares Purchased
by the Portfolio *:		190,000


Total Principal Purchased
by the Portfolio *:		189,339 USD


Commission or Spread:		0.230%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Perrigo Company Limited (CUSIP 714294AG0)


Date Purchased:			11/05/13


Price Per Share:		99.582 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		298,746 USD


Commission or Spread:		0.880%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Schlumberger Investment SA (CUSIP 806854AH8)


Date Purchased:			11/25/13


Price Per Share:		99.66 USD


Shares Purchased
by the Portfolio *:		358,000


Total Principal Purchased
by the Portfolio *:		356,783 USD


Commission or Spread:		0.450%


Broker:				Deutsche Bank Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Skandinaviska Enskilda Banken AB (CUSIP 83051GAB4)


Date Purchased:			11/13/13


Price Per Share:		99.911 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,822 USD


Commission or Spread:		0.350%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			State Street Corp. (CUSIP 857477AM5)


Date Purchased:			11/14/13


Price Per Share:		99.76 USD


Shares Purchased
by the Portfolio *:		225,000


Total Principal Purchased
by the Portfolio *:		224,460 USD


Commission or Spread:		0.450%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			State Street Corp. (CUSIP 857477AM5)


Date Purchased:			11/14/13


Price Per Share:		99.76 USD


Shares Purchased
by the Portfolio *:		269,000


Total Principal Purchased
by the Portfolio *:		268,354 USD


Commission or Spread:		0.450%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Thomson Reuters Corp. (CUSIP 884903BN4)


Date Purchased:			11/14/13


Price Per Share:		99.528 USD


Shares Purchased
by the Portfolio *:		162,000


Total Principal Purchased
by the Portfolio *:		161,235 USD


Commission or Spread:		0.450%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Weingarten Realty Investors (CUSIP 948741AK9)


Date Purchased:			10/03/13


Price Per Share:		99.583 USD


Shares Purchased
by the Portfolio *:		75,000


Total Principal Purchased
by the Portfolio *:		74,687 USD


Commission or Spread:		0.650%


Broker:				RBC Capital Market


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Air Lease Corp. (CUSIP 00912XAL8)


Date Purchased:			11/12/13


Price Per Share:		99.858 USD


Shares Purchased
by the Portfolio *:		235,000


Total Principal Purchased
by the Portfolio *:		234,666 USD


Commission or Spread:		0.600%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Diamond Offshore Drilling, Inc. (CUSIP 25271CAM4)


Date Purchased:			10/31/13


Price Per Share:		99.59 USD


Shares Purchased
by the Portfolio *:		228,000


Total Principal Purchased
by the Portfolio *:		227,065 USD


Commission or Spread:		0.650%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Invesco Finance Plc (CUSIP 46132FAC4)


Date Purchased:			11/06/13


Price Per Share:		98.298 USD


Shares Purchased
by the Portfolio *:		75,000


Total Principal Purchased
by the Portfolio *:		73,724 USD


Commission or Spread:		0.880%


Broker:				Bank of America Merrill Lynch


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			MidAmerican Energy Holdings (CUSIP 59562VBC0)


Date Purchased:			11/05/13


Price Per Share:		99.409 USD


Shares Purchased
by the Portfolio *:		140,000


Total Principal Purchased
by the Portfolio *:		139,173 USD


Commission or Spread:		0.750%


Broker:				RBS Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			The Mosaic Company (CUSIP 61945CAC7)


Date Purchased:			11/07/13


Price Per Share:		99.79 USD


Shares Purchased
by the Portfolio *:		177,000


Total Principal Purchased
by the Portfolio *:		176,628 USD


Commission or Spread:		0.650%


Broker:				Morgan Stanley & Co., Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Noble Energy, Inc. (CUSIP 655044AG0)


Date Purchased:			11/05/13


Price Per Share:		99.43 USD


Shares Purchased
by the Portfolio *:		105,000


Total Principal Purchased
by the Portfolio *:		104,402 USD


Commission or Spread:		0.880%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Philip Morris International, Inc. (CUSIP 718172BD0)


Date Purchased:			11/04/13


Price Per Share:		99.422 USD


Shares Purchased
by the Portfolio *:		65,000


Total Principal Purchased
by the Portfolio *:		64,624 USD


Commission or Spread:		0.750%


Broker:				Credit Suisse Securities


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Schlumberger Investment SA (CUSIP 806854AH8)


Date Purchased:			11/25/13


Price Per Share:		99.66 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,660 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Sinopec Group Overseas Development (2013) Limited (CUSIP 82937VAB3)


Date Purchased:			10/09/13


Price Per Share:		99.312 USD


Shares Purchased
by the Portfolio *:		582,000


Total Principal Purchased
by the Portfolio *:		577,996 USD


Commission or Spread:		0.230%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			American Water Capital Corp. (CUSIP 03040WAK1)


Date Purchased:			11/08/13


Price Per Share:		99.601 USD


Shares Purchased
by the Portfolio *:		450,000


Total Principal Purchased
by the Portfolio *:		448,205 USD


Commission or Spread:		0.650%


Broker:				UBS Securities LLC


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			BPCE SA (CUSIP 05578QAA1)


Date Purchased:			10/15/13


Price Per Share:		99.834 USD


Shares Purchased
by the Portfolio *:		200,000


Total Principal Purchased
by the Portfolio *:		199,668 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Perrigo Company Limited (CUSIP 714294AG0)


Date Purchased:			11/05/13


Price Per Share:		99.582 USD


Shares Purchased
by the Portfolio *:		300,000


Total Principal Purchased
by the Portfolio *:		298,746 USD


Commission or Spread:		0.650%


Broker:				HSBC Securities, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Wells Fargo & Company (CUSIP 94974BFP0)


Date Purchased:			10/21/13


Price Per Share:		99.704 USD


Shares Purchased
by the Portfolio *:		100,000


Total Principal Purchased
by the Portfolio *:		99,704 USD


Commission or Spread:		0.450%


Broker:				Citigroup Global Markets, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Duke Realty LP (CUSIP 264411AD1)


Date Purchased:			11/25/13


Price Per Share:		99.747 USD


Shares Purchased
by the Portfolio *:		55,000


Total Principal Purchased
by the Portfolio *:		54,861 USD


Commission or Spread:		0.630%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Bank of Nova Scotia (CUSIP 064159CU8)


Date Purchased:			10/24/13


Price Per Share:		99.929 USD


Shares Purchased
by the Portfolio *:		350,000


Total Principal Purchased
by the Portfolio *:		349,751 USD


Commission or Spread:		0.350%


Broker:				Barclays Capital, Inc.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Twitter, Inc. (CUSIP 90184L102)


Date Purchased:			11/07/13


Price Per Share:		26.00 USD


Shares Purchased
by the Portfolio *:		800


Total Principal Purchased
by the Portfolio *:		20,800 USD


Commission or Spread:		$0.845


Broker:				Goldman, Sachs & Co.


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust JPMorgan Global Active Allocation Fund
Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			JPMorgan Global Active Allocation Fund


Security:			Duke Realty LP (CUSIP 264411AD1)


Date Purchased:			11/25/13


Price Per Share:		99.747 USD


Shares Purchased
by the Portfolio *:		210,000


Total Principal Purchased
by the Portfolio *:		209,469 USD


Commission or Spread:		0.630%


Broker:				Wells Fargo Advisors


Member:				JPMorgan Securities, Inc.


Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Securities Purchases during an Underwriting involving
JPMorgan Securities, Inc. subject to Rule 10f-3 under the Investment Company Act of 1940.


For the period 07/01/13 through 12/31/13


Portfolio:			Morgan Stanley Mid Cap Growth Portfolio


Security:			Twitter, Inc. (CUSIP 90184L102)


Date Purchased:			11/07/13


Price Per Share:		26.00 USD


Shares Purchased
by the Portfolio *:		325,434


Total Principal Purchased
by the Portfolio *:		8,461,284 USD


Commission or Spread:		$0.845


Broker:				Goldman Sachs & CO.


Member:				Morgan Stanley & Co., Inc.